Hughes Value Fund
                          741 Cox Road
                      Moorestown NJ  08057


January 7, 1999



Dear Shareholder:

I am pleased to present the first semi-annual report of the Hughes Value Fund for the period July 29, 1998 through December
31, 1998.

The Hughes Value Fund's net asset value per share at inception on July 29, 1998 was $10.00 as compared to $11.66 on December 31,
1998. After adjusting for dividend payments of $0.06 per share, the Fund registered a return of 16.6% during the period.


Sincerely,




Charles J Hughes
President

Hughes Value Fund
                                             Schedule of Investments
                                       December 31, 1998 (unaudited)

 Shares/Principal Amount                  Market Value   % of Assets

Cigarettes
 96     Philip Morris Companies Inc.            5,136        4.38%

Computer Networks
 68     Cisco Systems, Inc.*                    6,311        5.39%

Department Stores
 66     Wal-Mart Stores Inc.                    5,375        4.59%

Eating and Drinking Places
 70     Mcdonalds Corp                          5,377        4.59%

Electric Housewares and Fans
 68     General Electric Co.                    6,936        5.92%

Federal and Federally Sponsored Credit Agencies
 76     Fedl National Mortgage Assoc.           5,624        4.80%

Fire, Marine,and Casualty Insurance
 140    Citicorp                                6,956        5.94%

Life Insurance
 80     Jeferson Pilot                          6,000        5.12%

Lumber and Other Building Materials Dealers
 80     Home Depot Inc.                         4,895        4.18%

Medical, Dental, and Hospital Equipment and Supplies
 58     Johnson & Johnson                       4,865        4.15%

Nondeposit Trust Facilities
 56     Morgan (J.P) & Co. Inc.                 5,883        5.02%

Paint, Glass,and Wallpaper Stores
 216    Sherwin Williams Co. Ohio               6,345        5.42%

Perfumes, Cosmetics, and Other Toilet Preparations
 52     Procter & Gamble Co.                    4,748        4.05%

Petroleum Refining
 64     Exxon Corp.                             4,680        3.99%

PharmaceuticalPreparations
 34     Merck & Co. Inc.                        5,015
 86     Schering-Plough Corp.                   4,752
                                             --------
                                                9,767        8.34%
Prepackaged Software
 44     Microsoft Corp. *                       6,102        5.21%



The acompanying notes are an integral part of the finanial statements.

Semiconductorsand Related Devices
 50     Intel Corp.                             5,928        5.06%

State Commercial Banks
100     Wilmington Trust                        6,163        5.26%

Telephone Communications, Except Radiotelephone
 86     Bell Atlantic Corp.                     4,558        3.89%

Telephone andTelegraph Apparatus
 46     Lucent                                  5,057        4.32%

 Cash and Equivalents
309     Fountain Square Treasury                  309        0.26%

        Total Investments                     117,015       99.86%

        Other Assets Less Liabilities             159        0.14%

        Net Assets - Equivalent to $11.66
          per share on                        117,174      100.00%


* Non-Income Producing Securities.

The acompanying notes are an integral part of the finanial statements.

Statement of Assets and Liabilites
                                  December 31, 1998 (unaudited)

Assets:
     Investment Securities at Market Value             $117,015
          (Identified Cost - 101,829)
     Cash                                                     -
     Receivables:
       Dividends and Interest                               133
                                                      ---------
     Total Assets                                       117,148

Liabilities
     Payables:
       Investment Securities Purchased                        -
       Accrued Expenses                                       -
                                                      ---------
     Total Liabilities                                        -

Net Assets                                             $117,148

Net Assets Consist of:
     Capital Paid In                                    100,552
     Undistributed Net Investment Income                      -
     Accumulated Realized Gain (Loss)
      on Investments - Net                                1,410
     Unrealized Appreciation in Value
      of Investments Based on Identified Cost - Net      15,186
                                                      ---------
Net Assets, for 10,047 Shares Outstanding              $117,148

Net Asset Value and Redemption Price
  Per Share ($117,148/10,047 shares)                      11.66
Offering Price Per Share                                  11.66


The acompanying notes are an integral part of the finanial statements.

Statement of Operations
                                      July 29 to
                               December 31, 1998
                                     (unaudited)

Investment Income:
     Dividends                               102
     Interest                                450
                                          ------
     Total Investment Income                 552

Expenses
     Management Fees (Note 2)                282
                                          ------
     Total Expenses                          282

     Reimbursed Fees                        (282)
                                          ------
     Total Expenses after Reimbursements       -

Net Investment Income                        552

Realized and Unrealized Gain
  (Loss) on Investments:
  Realized Gain (Loss) on Investments      1,410
  Unrealized Gain (Loss) from Appreciation
    (Depreciation) on Investments         15,186
  Net Realized and Unrealized
  Gain (Loss) on Investments              16,596
                                          ------
Net Increase (Decrease)
  in Net Assets from Operations           17,148

The acompanying notes are an integral part of the finanial statements.

Statement of Changes in Net Assets
 (unaudited)
                                                7/29/98
                                                  to
                                               12/31/98
                                               --------
From Operations:
  Net Investment Income                             552
  Net Realized Gain (Loss) on Investments         1,410
  Net Unrealized Appreciation (Depreciation)     15,186
                                                -------
  Increase (Decrease) in Net
   Assets from Operations                        17,148

From Distributions to Shareholders
  Net Investment Income                            (552)
  Net Realized Gain (Loss) from
   Security Transactions                              0
                                                -------
  Net  Increase (Decrease) from Distributions      (552)

From Capital Share Transactions:
  Proceeds From Sale of 10,000 Shares           100,000
  Net Asset Value of 47 Shares Issued
    on Reinvestment of Dividends                    552
  Cost of 0 Shares Redeemed                           0
                                                -------
                                                100,552

Net Increase  in Net Assets                     117,148
Net Assets at Beginning of Period
  (including undistributed net investment
  income of $0)                                       0
Net Assets at End of Period
  (including undistributed net investment
  income of $0)                                 117,148

The acompanying notes are an integral part of the finanial statements.

Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                7/29/98
                                                  to
                                               12/31/98
                                               --------
Net Asset Value -
  Beginning of Period                            10.00
Net Investment Income                             0.06
Net Gains or Losses on Securities
     (realized and unrealized)                    1.66
                                                -------
Total from Investment Operations                  1.72
Dividends
     (from net investment income)                (0.06)
Distributions (from capital gains)                0.00
Return of Capital                                 0.00
                                                -------
     Total Distributions                         (0.06)

Net Asset Value -
     End of Period                               11.66

Total Return                                     16.60%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)             117
Before reimbursments
   Ratio of Expenses to Average Net Assets*       1.00%
   Ratio of Net Income to Average Net Assets*     0.96%
After reimbursments
   Ratio of Expenses to Average Net Assets*       0.00%
   Ratio of Net Income to Average Net Assets*     1.96%
Portfolio Turnover Rate                          46.12%
Average commission per share                      0.23270

* Annualized

The acompanying notes are an integral part of the finanial statements.

Hughes Value Fund
                                              Notes to Financial Statements
                                              December 31, 1998 (unaudited)



1.) SIGNIFICANT ACCOUNTING POLICIES
  The Fund is an open-end management investment company, organized as a Maryland Corporation in December 1997. The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund will seek to achieve its objective by investing primarily in the securities of companies whose stock is traded on the New York Stock
  Exchange ("NYSE"), the American Stock Exchange ("ASE") and the NASDAQ over-the-counter market. There can be no assurance that the Fund's objective will be achieved. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders  are recorded on the ex-dividend date.  Interest  income  is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Hughes Investment Advisors LLC. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.0% on the Fund's net assets. Hughes Investment Advisors LLC receives from the fund as compensation for its administrative services an annual fee of 0.1% of the fund's net assets. Hughes Investment Advisors LLC has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, and any extraordinary and non-recurring expenses. From time to time, Hughes Investment Advisors LLC may waive some or all of the fees. During the period ending December 31, 1998 all management and administrative fees have been waived.

3.) RELATED PARTY TRANSACTIONS
  Certain owners of Hughes Investment Advisors LLC are also owners and/or directors of the Hughes Value Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

4.) CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $100,552. Transactions in common stock were as follows:

                Shares sold                              10,047
                Shares issued to shareholders in
                reinvestment of dividends                    47
                                                        -------
                                                         10,047
                Shares redeemed                               0
                                                        -------
                Net Increase                             10,047
                Shares Outstanding:
                  Beginning of Period                         0
                                                        -------
                  End of Period                          10,047


5.) PURCHASES AND SALES OF SECURITIES
  During the period from inception to December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $148,029 and $47,920 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.) FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1998.

7.) SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

        Appreciation    (Depreciation)   Net Appreciation (Depreciation)
             15,362           (176)                15,186